SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 28, 1999
                Date of report (Date of earliest event reported)

                                     1-9335
                            (Commission File Number)

                                  SCHAWK, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                   36-2545354
                      (I.R.S. Employer Identification No.)

                                 1695 RIVER ROAD
                                 DES PLAINES, IL
                     (Address of principal executive office)

                                      60018
                                   (Zip Code)

                                  847/827-9494
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
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     On January 28, 1999, Registrant announced its offer to buy Wace Group Plc
("Wace") and that the Wace Board of Directors had recommended to its shareholders to accept Registrant's offer. Further details of this announcement are contained in the press release of the Registrant dated January 28, 1999 and attached hereto as Exhibit 99.1.

ITEM 7(c). EXHIBITS.
           --------

     Exhibit 99.1   Press release dated January 28, 1999.

     Exhibit 99.2 Credit Agreement dated January 23, 1999 by and between Schawk, Inc. and The First National Bank of Chicago.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   SCHAWK, INC.
                                   (Registrant)



Date:  February 1, 1999            By: /s/ David A. Schawk
                                       -----------------------------------------
                                           David A. Schawk
                                           President and Chief Executive Officer

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

                                  EXHIBIT INDEX

EXHIBIT
-------


99.1      Press release dated January 28, 1999.

99.2      Credit Agreement dated January 23, 1999 by and between
          Schawk, Inc. and The First National Bank of Chicago.

                                        4